                  MFS(R) INTERNATIONAL DIVERSIFICATION FUND

                    SUPPLEMENT TO THE CURRENT PROSPECTUS

Effective January 18, 2005, the second and third paragraph in the section entitled "Principal Investment Policies" under the caption "Risk Return Summary" is hereby restated as follows:

Following is the list of the underlying funds and their associated target weightings as of January 18, 2005:

       MFS Research International Fund             35%
       MFS International New Discovery Fund        10%
       MFS International Value Fund                25%
       MFS International Growth Fund               25%
       MFS Emerging Markets Equity Fund             5%

The fund's exposure to certain security types or risks may be higher than the target weighting of any given underlying fund shown above. For example, the fund's overall exposure to emerging market equity securities may be higher than the fund's 5% weighting in the MFS Emerging Markets Equity Fund, to the extent that the remaining underlying funds invest in emerging market equity securities. The underlying funds and their target weightings in the fund's portfolio have been selected for use over longer time periods, but may be changed in the future without shareholder approval or notice. The target weightings will deviate over the short term due to market movements and capital flows. MFS periodically rebalances the fund's investments in the underlying funds to bring them back within their target weightings in the fund's portfolio. The target weightings do not reflect the fund's working cash balance; some portion of the fund's portfolio will be held in cash due to the purchase and redemption activity and other short term cash needs. Further information about each underlying fund, including a copy of an underlying fund's most recent Prospectus, SAI and Annual and Semi-Annual Reports, may be obtained by contacting MFS Service Center, Inc. (see back cover page for address and phone number).

EFFECTIVE JANUARY 18, 2005, THE SECTION ENTITLED "APPENDIX B - SUPPLEMENTAL PERFORMANCE INFORMATION" IS HEREBY RESTATED AS FOLLOWS:

The MFS International Diversification Fund does not have a performance record as of the date of this Prospectus. The fund seeks to achieve its investment objective by investing its assets according to target weightings in shares of underlying funds, which do have historical performance records. The target weightings are intended to be fixed percentages in effect over longer time periods, and the fund's adviser does not intend to change the target weightings in response to short-term market conditions.

The following supplemental hypothetical performance information has been constructed by combining the historical performance of class A shares of the underlying funds for the one-year, three-year and five-year periods ended December 31, 2004, according to the target weightings for the fund as of January 18, 2005. The supplemental performance information has been adjusted to reflect a quarterly rebalancing to the target weightings of the underlying funds.

The supplemental information is provided solely to illustrate the relative performance between allocations produced over recent time periods by combining the historical performance of the underlying funds at the target weightings specified for the fund. THE SUPPLEMENTAL INFORMATION DOES NOT REFLECT THE OPERATIONS OF THE FUND, AND SHOULD NOT BE CONSIDERED AS A SUBSTITUTE FOR FUND PERFORMANCE. THE SUPPLEMENTAL INFORMATION IS NOT INDICATIVE OF THE FUTURE PERFORMANCE OF THE FUND; THE FUND'S ACTUAL PERFORMANCE RESULTS WILL DIFFER.

The supplemental information has been adjusted to reflect the "Other Expenses" to be borne by the fund during its first year of operations, as shown in the "Expense Tables" starting on page 5, as well as the applicable fees and expenses of the underlying funds (e.g., 12b-1 fees). Class A supplemental information is based on Class A

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underlying fund performance at net asset value (without any applicable sales charges) but has been adjusted to reflect the maximum 5.75% sales charge applicable to purchases of Class A shares of the fund. Similar hypothetical performance information for Class B, Class C, Class I, Class R1, Class R2, Class 529A, Class 529B and Class 529C shares of the fund would differ from the information shown due to the differing fees and expenses associated with the classes in comparison to Class A shares. A complete list of the underlying funds and their target weightings is shown on page 2 of this Prospectus.

Underlying fund performance used to construct the supplemental results reflects any applicable expense subsidies and waivers in effect during the periods shown; without these, the supplemental results would have been less favorable. All underlying fund performance used to construct the supplemental results is historical, is shown before the deduction of taxes and assumes the reinvestment of dividends and capital gains.

                           SUPPLEMENTAL RESULTS

                 HYPOTHETICAL AVERAGE ANNUAL TOTAL RETURNS

            CLASS A SHARES (INCLUDING MAXIMUM 5.75% SALES CHARGE)

                    FOR PERIODS ENDING DECEMBER 31, 2004

                           1 YEAR       3 YEARS       5 YEARS
                           ------       -------       -------
      Class A shares       14.99%        12.09%        1.90%

               THE DATE OF THIS SUPPLEMENT IS JANUARY 21, 2005.